November 8, 2012

DREYFUS SELECT MANAGERS SMALL CAP Growth  FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated October 1, 2012

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved EAM Investors, LLC (EAM) as an additional subadviser to the fund, effective November 27, 2012 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among six subadvisers – Riverbridge Partners, LLC (Riverbridge), Geneva Capital Management Ltd. (Geneva), Cupps Capital Management, LLC (CCM), Nicholas Investment Partners, L.P. (Nicholas), King Investment Advisors, Inc. (King), and EAM.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 20% to Riverbridge, 20% to Geneva, 20% to Nicholas, 10% to CCM, 10% to King, and 20% to EAM.  The target percentage of the fund's assets to be allocated to EAM, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

EAM chooses investments through bottom-up fundamental analysis, using a blend of a quantitative discovery process to screen for investment ideas that meet certain criteria, and a qualitative analysis process.  In selecting individual securities for investment, EAM seeks companies with the potential for sustained earnings acceleration.  EAM looks to identify companies likely to benefit from positive fundamental change by utilizing an objective screening process.  Companies must meet certain screening criteria including, but not limited to, technical factors, such as changes in relative price strength, and fundamental factors, such as earnings surprise and estimate revisions.  EAM then seeks to determine whether any changes in the company's fundamentals have occurred, whether those changes may lead to sustainable earnings growth acceleration and whether it is a timely investment in terms of EAM's fundamental valuation of the company and its current market price.  EAM considers such factors as the company's internal environment (e.g., a new product, new management or change in cost structure) and/or external environment (e.g., new regulations, new geographies, market share shifts and new business incentives).  EAM may sell a security if EAM believes that other investments are more attractive, the company's fundamentals have deteriorated (including but not limited to deteriorating relative strength, negative internal and/or external change, negative estimate revisions and/or negative earnings surprise), the company's catalyst for growth is already reflected in the security's price (i.e., the security is fully valued), or for other reasons.

****

EAM, 2533 South Coast Highway 101, Suite 240, Cardiff-by-the-Sea, California 92007, is a majority employee owned limited liability company formed under California law in July 2007.  Montie L. Weisenberger is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by EAM.  Mr. Weisenberger is a managing director, portfolio manager and co-founder of EAM.  As of September 28, 2012, EAM had approximately $566 million in assets under management.